UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020
Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100
Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share*	BASX*	The OTCQX Best Market*

* Until December 2, 2019, Basic Energy Services, Inc.’s common stock traded on the New York Stock Exchange under the symbol “BAS”. On December 3, 2019, Basic Energy Service, Inc.’s common stock began trading on the OTCQX® Best Market tier of the OTC Markets Group Inc. Deregistration under Section 12(b) of the Act will become effective 90 days after the December 17, 2019 filing date of the Form 25.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 7, 2020, Basic Energy Services, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original 8-K”), reporting that William T. Dame, Vice President - Pumping Services Division of the Company, is no longer with the Company effective January 31, 2020. On February 13, 2020, the Company filed with the SEC a Current Report on Form 8-K/A to include information regarding Mr. Dame’s Separation and Release Agreement with the Company (together with the Original 8-K, the “Form 8-K”). This Current Report on Form 8-K/A (this “Amendment”) amends the Form 8-K to include the below information regarding Mr. Dame’s Consulting Agreement (as defined below) with the Company. No other modifications to the Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Form 8-K.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 13, 2020, Mr. Dame entered into a Consulting Agreement with the Company, dated effective as of February 3, 2020 (the “Consulting Agreement”).

The Consulting Agreement provides that Mr. Dame will provide certain consulting services to the Company related to the Company’s pressure pumping business and its divestiture. Mr. Dame will provide such consulting services as an independent contractor at a rate of $150 per hour. The Consulting Agreement will initially be effective for one year from the effective date, with automatic renewals for additional one-year periods, unless earlier terminated by the Company or Mr. Dame.

The forgoing description of the Consulting Agreement is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Amendment and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Consulting Agreement, dated February 13, 2020, by and between the Company and William T. Dame.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: February 19, 2020	By:	/s/ David S. Schorlemer
	Name:	David S. Schorlemer
	Title:	Senior Vice President, Chief Financial Officer,
Treasurer and Secretary (Principal Financial
Officer and Principal Accounting Officer)